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                                                                   EXHIBIT 99.5

                        ART FLORIDA PORTFOLIO III, LTD.

          COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                       FOR THE QUARTER ENDED MARCH, 1998


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
                                                                                  PROPERTIES
                                            ----------------------------------------------------------------------------------------
                                                      CARRIAGE   CROSSINGS    FALCON                               LAKE
                                            ASHFORD     PARK     AT CHURCH    HOUSE    GEORGETOWN   GREENBRIAR   CHATEAU     LANDING
                                            -------   --------   ---------    ------   ----------   ----------   -------     -------

REVENUES:
  Net Rental Revenues                       $81,045    $75,615    $75,219    $117,109    $55,889      $63,754     $93,392    $59,801
  Other Revenues                              2,424      1,223      1,847       2,818      1,648        1,574       2,133     10,496
                                            -------    -------    -------    --------    -------      -------     -------    -------
    Total Revenues                           83,469     76,838     77,066     119,927     57,537       65,328      95,525     70,297

DIRECT OPERATING EXPENSES:
  Personnel Expense                           4,808      6,490      6,603      11,419      6,462        6,722      10,254     9,981
  Property Management Fee                     3,336      3,073      3,083       4,793      2,301        2,611       3,821     2,812
  Administrative Expense                      1,297        868      1,273       1,809      1,671          872       1,746     1,017
  Leasing Expense                               986        648        874         785        797        1,145         383       463
  Utility Expense                             3,087      4,673      3,133       4,299      2,266          835       3,849     2,714
  Service Expense                             3,762      3,469      3,372       3,910      3,093        3,834       3,905     2,848
  Cleaning and Decorating Expense             1,318      1,077      2,082       1,406      1,098        1,849       1,462       568
  Repairs and Maintenance Expense             1,040        710        922       2,560        972        2,430       1,514       526
  Property Taxes                              8,529      6,420      6,912       6,441      4,164        4,593       2,847     2,931
  Property Insurance                          2,254        993      1,121       1,851      1,436          930       1,664     1,639
                                            -------    -------    -------    --------    -------      -------     -------   -------
    Total Direct Operating Expense           30,417     28,421     29,375      39,273     24,260       25,821      31,445    25,499
                                            -------    -------    -------    --------    -------      -------     -------   -------
REVENUES IN EXCESS OF
  DIRECT OPERATING EXPENSES                 $53,052   $448,417    $47,691    $ 80,654    $33,277      $39,507     $64,080   $44,798
                                            =======   ========    =======    ========    =======      =======     =======   =======

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
                                                                                  PROPERTIES
                                            -------------------------------------------------------------------------------------
                                            NORTHSIDE             ROLLING                                     WESTWOOD
                                             VILLAS     REGENCY    HILLS     SEVILLE   VALLEY HI   WESTWOOD     PARC        TOTAL
                                            ---------   -------   -------    -------   ---------   --------   --------      -----
REVENUES:
  Net Rental Revenues                       $194,682    $119,306  $192,625   $94,054    $45,711    $153,700    $110,075  $1,531,977
  Other Revenues                              10,395       5,248     5,439     2,218      4,042      11,476       3,401      66,382
                                            --------    --------  --------   -------    -------    --------    --------   ---------
    Total Revenues                           205,077     124,554   198,064    96,272     49,753     165,176     113,476   1,598,359

DIRECT OPERATING EXPENSES:
  Personnel Expense                           24,628      10,514    14,458    11,989      5,323      19,058      13,796     162,505
  Property Management Fee                      8,114       4,978     7,905     3,851      1,981       6,593       4,540      63,792
  Administrative Expense                       3,356       2,892     2,565     2,270      1,008       2,724       1,899      27,267
  Leasing Expense                              2,064       1,032     1,909       979        693       1,311         930      14,999
  Utility Expense                             12,742       4,774     9,124     4,092      1,898       9,583       4,197      71,266
  Service Expense                              6,928       5,591     5,646     1,889      4,442       6,668       3,435      62,792
  Cleaning and Decorating Expense              2,531       2,700     1,396       317      1,518       3,818         963      24,103
  Repairs and Maintenance Expense              3,806       1,343     2,144     1,200        390       3,128       1,852      24,537
  Property Taxes                              16,056      12,162    16,275     6,738      4,488       9,777       7,665     115,998
  Property Insurance                           3,748       2,401     4,100     1,624        952       3,073       1,718      29,504
                                            --------    --------  --------   -------    -------     -------     -------  ----------
    Total Direct Operating Expense            83,973      48,387    65,522    34,949     22,693      65,733      40,995     596,763
                                            --------    --------  --------   -------    -------     -------     -------  ----------
REVENUES IN EXCESS OF
  DIRECT OPERATING EXPENSES                 $121,104     $76,167  $132,542   $61,323    $27,060     $99,443     $72,481  $1,001,596
                                            ========     =======  ========   =======    =======     =======     =======  ==========
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